Supplement dated July 20, 2011
to the Statement of Additional Information
for Principal Variable Contracts Funds, Inc.
dated May 1, 2011

(as supplemented on June 16, 2011)

(Not all Accounts are offered in all variable annuity and variable life insurance contracts.)

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

PORTFOLIO MANAGER DISCLOSURE

Sub-Advisor: Principal Global Investors (Equity Portfolio Managers)

Delete the information in this section regarding Thomas Morabito.

On page 103, add the following (information as of March 31, 2011):

Other Accounts Managed
Total Assets
of the
			Number of	Accounts
			Accounts	that
			that base	base the
	Total	Total Assets	the Advisory	Advisory
	Number	in the	Fee on	Fee on
	of Accounts	Accounts	Performance	Performance
Brian Pattinson	N/A	N/A	N/A	N/A
SmallCap Blend Account	N/A	N/A	N/A	N/A
Registered investment companies	3	$689.6 million	0	$0
Other pooled investment vehicles	12	$2,151.8 million	0	$0
Other accounts	9	$1,584.8 million	2	$397.0 million

In the Compensation section on page 103, delete the second and third paragraphs and substitute:

Compensation for equity investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The incentive component is well aligned with client goals and objectives, with the largest determinant being investment performance relative to appropriate client benchmarks and peer groups. Relative performance metrics are measured over rolling one-year, three-year and five-year periods, calculated quarterly. Emphasis is placed on longer term results, with one-
year results weighted 20% and three- and five-year results each weighted 40%. Investment performance generally comprises 60% of total variable compensation. The structure is uniformly applied among all investment professionals, including portfolio managers, research analysts, traders and team leaders.

The remaining portion of incentive compensation is discretionary, based on a combination of team results and individual contributions. Discretionary compensation metrics are specifically aligned with the results of the Equities group rather than the broader Principal Financial Group (PFG). For portfolio managers and senior professionals, a portion of incentive compensation is deferred, with the majority required to be invested in equity funds managed by the team. All senior team members have substantial investments in equity funds managed by the group, including deferred compensation, retirement plans and direct personal investments. It should be noted that the Company’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. “clones”).

On page 104, add the following (information as of March 31, 2011):

Ownership of Securities
Dollar Range of
	PVC Accounts Managed by Portfolio Manager	Securities Owned by the
Portfolio Manager	(list each account on its own line)	Portfolio Manager
Brian Pattinson	SmallCap Blend	none

2